SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report: (Date of earliest event reported): May 3, 2002

                          Commission File No.: 0-29439

                            TWISTEE TREAT CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                                         43-1796315
--------------------------------                --------------------------------
 (State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)

                         228 West 4th Street, Suite 227
                           Kansas City, Missouri 64105
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (816) 842-1116
                          -----------------------------
                            (Issuer telephone number)

Item 4.     Changes in Control of Registrant.

     On May 3, 2002, Stephen Wells, our President, acquired 3,500,000 shares of Series A Convertible Preferred Stock (the "Preferred Stock") in consideration for $35,000.

         Stephen Wells' acquisition of the Preferred Stock entitles Mr. Wells to ten votes per share of Preferred Stock resulting in Mr. Wells having 35,000,000 votes on all shareholder matters. In addition, the Preferred Stock is convertible on the basis of four shares of Company common stock for every share of Preferred Stock.

Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits:
            Exhibits    Description
            --------    -----------
       4.1  Certificate of Designations for Series A Convertible Preferred Stock


                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                              TWISTEE TREAT CORPORATION

     May 8, 2002
                                               /s/ Stephen Wells
                                               ---------------------------------
                                               Stephen Wells
                                               President